Exhibit 10.162

AMENDMENT TO
MEDICARE+CHOICE PHYSICIAN GROUP SERVICE AGREEMENT

This Amendment is entered into effective May 1, 2002, by and between California Physicians’ Service, Inc. dba Blue Shield of California (“Health Plan”) and NorthWest Orange County Medical Group (“Physician Group”) in order to further modify the Medicare+Choice Physician Group Service Agreement (“Agreement”), which was effective September 1, 1990, as amended.

Recitals

A.                                   Whereas, Health Plan and Physician Group entered into the Agreement on September 1, 1990;

B.                                     Whereas, Health Plan and Physician Group have completed and agreed upon the reconciliation of the Pharmacy Risk Sharing Program 1998 through 2000, pursuant to the terms of the January 1, 2002 amendment to the Agreement; and

C.                                     Whereas, Health Plan and Physician Group have agreed upon new terms for the Agreement.

NOW, THEREFORE, in consideration of the recitals, covenants, conditions and promises contained in the Agreement, the parties agree that the Agreement is hereby amended as follows:

1.                                       Physician Group and Health Plan agree that the Revised Balance (as such term is defined in Section 1.C of the January 1, 2002, amendment to the Agreement) for the Pharmacy Risk Sharing Program for calendar years 1998 through 2000 is $98,317.53.  Documentation of the Revised Balance is set forth in Attachment 1-R, attached to this Amendment and incorporated herein.  The April 2002 Monthly Payment of $7,003.44 is the only payment made by Physician Group to Health Plan as of the Effective Date of this Amendment.  Thus, the Revised Monthly Payment is $5,371.41 for the months of May 2002 through August 2003 and the Revised Monthly Payment for September 2003 is $5,371.53.  The total of the Revised Monthly Payments is $91,314.09, which is equivalent to the Revised Balance of $98,317.53, less the one Monthly Payment for April 2002 of $7,003.44.

2.                                       Physician Group agrees to deductions in its Capitation Fees of $5,371.41 per month by Health Plan for the time period of May 2002 through August 2003 and $5,371.53 in the month of September 2003.  These seventeen (17) Revised Monthly Payments, plus the April 2002 Monthly Payment, represent Physician Group’s payment in full of the $98,317.53 Revised Balance.  If the Agreement is terminated for any reason during this

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seventeen (17) month period, then Physician Group shall make the remaining monthly payments to Health Plan by the fifteenth (15th) of the month.  Any payments not received by Health Plan by the fifteenth (15th) of a month shall accrue interest at the Bank of America reference rate, plus two percent (2%) per annum, until paid by Physician Group.

3.                                       All other provisions of the Agreement or its Amendments or Addendums not inconsistent herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

BLUE SHIELD OF CALIFORNIA		NORTHWEST ORANGE COUNTY MEDICAL GROUP

By:	/s/ Lisa Rubino	By:	/s/ Pratibha Patel

Name:	Lisa Rubino	Name:	PRATIBHA PATEL, MD

Title:	Sr. V.P, IGBU	Title:	PRESIDENT

Date:	5/6/02	Date:	4/26/02

PREMIER PHYSICIAN SERVICES

		By:	/s/ James P. Agronick

		Name:	JAMES P. AGRONICK

		Title:	CEO

		Date:	4/26/02

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Attachment 1-R

NWOC (Corrected)

Northwest Orange County IPA (28, LY, SA)

1995-1998 Deficits Carried Forward

	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
28- La Palma	***	***				Per Letter of 1/26/99
LY - Anaheim	***	***				Per Letter of 1/26/99
See NWOC Cap Ded’
Total	***	***	***	***	***	tab for detail

28 La Palma                   6.05% of Revenue / 50% NTE 25% (Surplus) / 50% NTE 25% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-97	6.05%	487	***	***	***	***	***	***			***
Feb-97	6.05%	477	***	***	***	***	***	***			***		10/15/98 Cap Ded
Mar-97	6.05%	475	***	***	***	***	***	***			***		11/15/98 Cap Ded
Apr-97	6.05%	477	***	***	***	***	***	***			***		12/15/98 Cap Ded
May-97	6.05%	478	***	***	***	***	***	***			***		2/15/99 Cap Ded
Jun-97	6.05%	474	***	***	***	***	***	***					3/15/99 Cap Ded
Jul-97	6.05%	473	***	***	***	***	***	***
Aug-97	6.05%	475	***	***	***	***	***	***
Sep-97	6.05%	475	***	***	***	***	***	***
Oct-97	6.05%	47	***	***	***	***	***	***
Nov-97	6.05%	473	***	***	***	***	***	***
Dec-97	6.05%	473	***	***	***	***	***	***

Total		5,707	***	***	***	***	***	***		***	***

LY Anaheim                  6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-97	6.05%	84	***	***	***	***	***	***			***	***	10/15/98 Cap Ded
Feb-97	6.05%	85	***	***	***	***	***	***		***	***	***	11/15/98 Cap Ded
Mar-97	6.05%	178	***	***	***	***	***	***		***	***	***	12/15/98 Cap Ded
Apr-97	6.05%	93	***	***	***	***	***	***		***	***	***	2/15/99 Cap Ded
May-97	6.05%	98	***	***	***	***	***	***		***	***	***	3/15/99 Cap Ded
Jun-97	6.05%	94	***	***	***	***	***	***		***	***	***	4/15/99 Cap Ded
Jul-97	6.05%	97	***	***	***	***	***	***		***	***	***	5/15/99 Cap Ded
Aug-97	6.05%	95	***	***	***	***	***	***		***	***	***	6/15/99 Cap Ded
Sep-97	6.05%	94	***	***	***	***	***	***			***	***	7/15/99 Cap Ded
Oct-97	6.05%	90	***	***	***	***	***	***			***	***
Nov-97	6.05%	92	***	***	***	***	***	***			***	***
Dec-97	6.05%	93	***	***	***	***	***	***			***	***

Total		1,193	***	***	***	***	***	***		***	***	***

1997 Total		6,900	***	***	***	***	***	***		***	***	***

28 La Palmo                   6.05 % of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-98	8.00%	450	***	***	***	***	***	***
Feb-98	8.00%	458	***	***	***	***	***	***
Mar-98	8.00%	454	***	***	***	***	***	***
Apr-98	8.00%	443	***	***	***	***	***	***
May-98	8.00%	446	***	***	***	***	***	***
Jun-98	8.00%	439	***	***	***	***	***	***
Jul-98	8.00%	435	***	***	***	***	***	***
Aug-98	8.00%	435	***	***	***	***	***	***
Sep-98	8.00%	433	***	***	***	***	***	***
Oct-98	8.00%	423	***	***	***	***	***	***
Nov-98	8.00%	433	***	***	***	***	***	***
Dec-98	8.00%	432	***	***	***	***	***	***
Total		5,290	***	***	***	***	***	***		***		***

LY Anaheim                  6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-98	8.00%	97	***	***	***	***	***	***
Feb-98	8.00%	97	***	***	***	***	***	***
Mar-98	8.00%	95	***	***	***	***	***	***
Apr-98	8.00%	97	***	***	***	***	***	***
May-98	8.00%	100	***	***	***	***	***	***
Jun-98	8.00%	97	***	***	***	***	***	***
Jul-98	8.00%	99	***	***	***	***	***	***
Aug-98	8.00%	99	***	***	***	***	***	***
Sep-98	8.00%	100	***	***	***	***	***	***
Oct-98	8.00%	103	***	***	***	***	***	***
Nov-98	8.00%	103	***	***	***	***	***	***
Dec-98	8.00%	101	***	***	***	***	***	***
Total		1,188	***	***	***	***	***	***		***		***

1988 Total		6478	***	***	***	***	***	***		***		***

Attachment 1-R

NWOC (Corrected)

28 - La Palma               6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-99	7.50%	428	***	***	***	***	***	***
Feb-99	7.50%	428	***	***	***	***	***	***
Mar-99	7.50%	428	***	***	***	***	***	***
Apr-99	7.50%	433	***	***	***	***	***	***
May-99	7.50%	429	***	***	***	***	***	***
Jun-99	7.50%	433	***	***	***	***	***	***
Jul-99	7.50%	431	***	***	***	***	***	***
Aug-99	7.50%	428	***	***	***	***	***	***
Sep-99	7.50%	418	***	***	***	***	***	***
Oct-99	7.50%	424	***	***	***	***	***	***
Nov-99	7.50%	426	***	***	***	***	***	***
Dec-99	7.50%	438	***	***	***	***	***	***
Total		5,142	***	***	***	***	***	***		***		***

LY - Anaheim               6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-99	7.50%	104	***	***	***	***	***	***
Feb-99	7.50%	113	***	***	***	***	***	***
Mar-99	7.50%	117	***	***	***	***	***	***
Apr-99	7.50%	120	***	***	***	***	***	***
May-99	7.50%	115	***	***	***	***	***	***
Jun-99	7.50%	116	***	***	***	***	***	***
Jul-99	7.50%	117	***	***	***	***	***	***
Aug-99	7.50%	114	***	***	***	***	***	***
Sep-99	7.50%	112	***	***	***	***	***	***
Oct-99	7.50%	111	***	***	***	***	***	***
Nov-99	7.50%	113	***	***	***	***	***	***
Dec-99	7.50%	107	***	***	***	***	***	***
Total		1,359	***	***	***	***	***	***

1999 Total		6,501	***	***	***	***	***	***		***		***

28 - La Palma               6.05% of Revenue / 50% NTE 25% (Surplus) / 50% NTE 25% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-00	6.05%	436	***	***	***	***	***	***
Feb-00	6.05%	428	***	***	***	***	***	***
Mar-00	6.05%	430	***	***	***	***	***	***
Apr-00	6.05%	421	***	***	***	***	***	***
May-00	6.05%	422	***	***	***	***	***	***
Jun-00	6.05%	415	***	***	***	***	***	***
Jul-00	6.05%	406	***	***	***	***	***	***
Aug-00	6.05%	404	***	***	***	***	***	***
Sep-00	6.05%	416	***	***	***	***	***	***
Oct-00	6.05%	412	***	***	***	***	***	***
Nov-00	6.05%	408	***	***	***	***	***	***
Dec-00	6.05%	416	***	***	***	***	***	***
Total		5,014	***	***	***	***	***	***		***		***

LY - Anaheim               6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-00	6.05%	112	***	***	***	***	***	***
Feb-00	6.05%	—	***	***	***	***	***	***
Mar-00	6.05%	—	***	***	***	***	***	***
Apr-00	6.05%	—	***	***	***	***	***	***
May-00	6.05%	—	***	***	***	***	***	***
Jun-00	6.05%	—	***	***	***	***	***	***
Jul-00	6.05%	—	***	***	***	***	***	***
Aug-00	6.05%	—	***	***	***	***	***	***
Sep-00	6.05%	—	***	***	***	***	***	***
Oct-00	6.05%	—	***	***	***	***	***	***
Nov-00	6.05%	—	***	***	***	***	***	***
Dec-00	6.05%	—	***	***	***	***	***	***
Total		112	***	***	***	***	***	***		***		***

Attachment 1 - R

NWOC (Corrected)

SA - Anaheim       6.05% of Revenue / 50% (Surplus) / 50% (Deficit)

Month	Budget Allocation	Member Months	Budget	PMPM Budget	Claims Total	Claims PMPM	Variance	Due-From NOCMG	Adjustments	Adjusted Amt Due	Payments/ Deductions	Outstanding Balance	Notes
Jan-00	6.05%	—	***	***	***	***	***	***
Feb-00	6.05%	113	***	***	***	***	***	***
Mar-00	6.05%	113	***	***	***	***	***	***
Apr-00	6.05%	113	***	***	***	***	***	***
May-00	6.05%	127	***	***	***	***	***	***
Jun-00	6.05%	131	***	***	***	***	***	***
Jul-00	6.05%	134	***	***	***	***	***	***
Aug-00	6.05%	128	***	***	***	***	***	***
Sep-00	6.05%	142	***	***	***	***	***	***
Oct-00	6.05%	149	***	***	***	***	***	***
Nov-00	6.05%	179	***	***	***	***	***	***
Dec-00	6.05%	176	***	***	***	***	***	***	***
Total		1,503	***	***	***	***	***	***	***	***		***

2000 Total		6,629	***	***	***	***	***	***	***	***		***

Summary
1995-1996 Totals								***	***	***	***	***
1997 Total								***	***	***	***	***
1998 Total								***	***	***	***	***
1999 Total								***	***	***	***	***
2000 Total								***	***	***	***	***
GRAND TOTAL								***	***	***	***	***

Settlement Proposal

	Outstanding Balance	2002 Adjustment	Final Amounts Due
1995-96	***	***	***
1997	***	***	***
1998	***	***	***
1999	***	***	***
2000	***	***	***
Total	***	***	***

Reconciliation Adjustments:

-1998 budget recalculated at 8.00% of revenue and 1999 budgets recalculated at 7.50% of revenue (for both IPAs)

Attachment 1- R

NWOC Cap Ded

1995-1996 Deficits

IPA Code	Date of Cap Deduct	Amount
28	5/19/99	***
28	9/15/99	***
28	10/5/99	***
28	11/19/99	***
28	1/10/00	***
Total		***

IPA Code	Date of Cap Deduct	Amount
LY	5/19/99	***
LY	9/15/99	***
LY	10/5/99	***
LY	11/19/99	***
LY	1/10/00	***
Total		***